Securities Act File No. 33-20957

                               USLICO SERIES FUND

                       Supplement dated September 1, 2000
                       to the Prospectus dated May 1, 2000

          (This Supplement supersedes the Supplement dated May 3, 2000)

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the parent company of ReliaStar Investment Research, Inc.
("RIRI"), Adviser to the portfolios of the USLICO Series Fund (the "Portfolios"), Pilgrim Investments, Inc. ("Pilgrim Investments"), Sub-Adviser to the Stock Portfolio and the equity portion of the Asset Allocation Portfolio, and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the USLICO Series Fund. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Under the provisions of the advisory contracts for USLICO Series Fund with RIRI and Pilgrim Investments, those agreements might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Trustees and shareholders of the Portfolios approved new advisory contracts, which took effect immediately after the acquisition.

Please be advised of the new address of the USLICO Series Fund, effective immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE